UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2024 (August 2, 2024)
Healthcare Realty Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Realty Trust Incorporated)	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.healthcarerealty.com
(Internet address)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Realty Trust Incorporated	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Realty Trust Incorporated	☐

Item 2.02	Results of Operations and Financial Condition.
On August 2, 2024, Healthcare Realty Trust Incorporated (the “Company”) filed an 8-K reporting its second quarter earnings press release (the “Original Report”). Included in the Original Report as Exhibit 99.1 was the Company’s second quarter earnings press release, dated August 2, 2024 (the “Earnings Release”). The Earnings Release stated that the Company affirms its 2024 Normalized FFO per share guidance range and contained a mislabeled header in a table on page 3 under the “Guidance” section. The Company corrected the language to state that it increased its 2024 Normalized FFO per share guidance range, and the second column header in the table has been corrected. The Earnings Release with these corrections is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference in its entirety. There were no other changes to the Earnings Release included in the Original Report.

Item 7.01	Regulation FD Disclosure
On August 2, 2024, the Company furnished its Supplemental Information for the second quarter ended June 30, 2024, which is also contained on its website (www.healthcarerealty.com). The Supplemental Information with the corrections identified above within the "Guidance" section on page 6 is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A. There were no other changes to the Supplemental Information included in the Original Report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Second quarter earnings press release, dated August 2, 2024.
99.2	Supplemental Information for the second quarter ended June 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Realty Trust Incorporated
Date: August 2, 2024	By:	/s/ J. Christopher Douglas
Name: J. Christopher Douglas
Title: Executive Vice President - Chief Financial Officer